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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported): June 25, 1998 (June 22, 1998)




                      Laidlaw Environmental Services, Inc.
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               (Exact name of Company as specified in its charter)


Delaware                             1-8368                       51-0228924
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(State or other                    (Commission                 (IRS Employer
jurisdiction                      File Number)                Identification
of incorporation)                                                    Number)



     1301 Gervais Street, Suite 300, Columbia, South Carolina     29201
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           (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (803) 933-4200


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ITEM 5.  OTHER EVENTS

         In a press release, on June 22, 1998 Laidlaw Environmental Services, Inc. ("LESI") (NYSE:LLE) announced that effective July 1, 1998, it will begin doing business as ("d/b/a") Safety-Kleen Corp. and that its stock will trade on the New York Stock Exchange under the name Safety-Kleen Corp. and the ticker symbol "SK". The full text of the announcement is reproduced below.


FOR IMMEDIATE RELEASE

Contact: Kenneth W. Winger
         President and Chief Executive Officer

         Paul R. Humphreys
         Senior Vice President, Finance and Chief Financial Officer
         (803) 933-4210

                         LAIDLAW ENVIRONMENTAL SERVICES
                      PURSUES NAME AND TICKER SYMBOL CHANGE


         Columbia, S.C. -- June 22, 1998 -- Laidlaw Environmental Services announced today that effective July 1, 1998, it will begin doing business as ("d/b/a") Safety-Kleen Corp. and that its stock will trade on the New York Stock Exchange under the name Safety-Kleen Corp. and the ticker symbol "SK". The formal name change requires shareholder approval which the Company will seek at its annual meeting in November.

         "The Safety-Kleen name has tremendous franchise value," said Kenneth W. Winger, President and Chief Executive Officer of the Company. "Hundreds of thousands of customers throughout North America recognize the Safety-Kleen name and that is a recognition and visibility that we want to build on," Winger added. The name change will also help to distinguish the Company from its former parent, Laidlaw Inc., headquartered in Canada.

         In the coming weeks, all Laidlaw Environmental facilities and fleet will undergo the name conversion. "We hope to make the transition seamless for our customers and stakeholders and to fully convey that we are one company going forward - Safety-Kleen," Winger concluded.

         The merger of Laidlaw Environmental Services d/b/a Safety-Kleen Corp. and Safety-Kleen has created the leading industrial waste service company for both hazardous and non-hazardous waste streams. From collection through recycle and disposal, the combined company provides comprehensive waste management services to over 350,000 industrial and automotive customers in North America.

         For further information contact Investor Relations at (847) 468-8486.


                                     - END -

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       LAIDLAW ENVIRONMENTAL SERVICES, INC.



Date: June 25, 1998                     By:  /s/ Kenneth W. Winger
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                                             Kenneth W. Winger, President
                                             and Chief Executive Officer